EXHIBIT 10.1

STOCK AND WARRANT PURCHASE AGREEMENT

Insmed Incorporated

Ladies & Gentlemen:

The undersigned,                                      (the “Investor”), hereby confirms its agreement with you as follows:

1. This Stock and Warrant Purchase Agreement is made as of November 5, 2004 between Insmed Incorporated, a Virginia corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 7,680,728 shares (the “Shares”) of common stock of the Company, $0.01 par value per share (the “Common Stock”), and warrants to purchase up to 3,840,360 shares (50% warrant coverage) (the “Warrant Shares”) of Common Stock at an exercise price per share of $2.00 (the “Warrants”) to certain investors in a private placement (the “Offering”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor Shares and a Warrant to purchase                      Warrant Shares (50% warrant coverage), for a purchase price of $1.35 per share, or an aggregate purchase price of $                    , pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”). This Stock and Warrant Purchase Agreement, together with the Terms and Conditions which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the “Agreement”. Unless otherwise requested by the Investor, the Warrant and certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below. The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of Warrant attached hereto as Exhibit B.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three months with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof and (d) immediately following the Closing (as defined in Section 3 of this Agreement), it will not be a person or a member of a group of affiliated or associated persons that has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding securities of the Company’s Common Stock (assuming that 38,409,643 shares of the Company’s Common Stock remain outstanding at such time). Exceptions:                                                                                                                           . (If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

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AGREED AND ACCEPTED: Insmed Incorporated	Investor:

By:
Print Name:
By:	Title:
Title:
Address: ___________________________________
___________________________________________
Tax ID No.: __________________________________
Contact name: ________________________________
Telephone: ___________________________________
Name in which shares should be registered (if different):

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

1. Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 7,680,728 Shares and Warrants to purchase up to 3,840,364 Warrant Shares (50% warrant coverage). The Company reserves the right to increase or decrease this number.

2. Agreement to Sell and Purchase the Shares; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and a Warrant to purchase the number of Warrant Shares each as set forth in Section 3 of the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2 The Company may enter into the same form of Stock and Warrant Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of Shares and Warrants to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached and the Stock and Warrant Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) The Company may accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share plus Warrant exercise price and concluding upon the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase of at least 6,000,000 Shares and Warrants to purchase at least 3,000,000 Warrant Shares (50% warrant coverage), and (ii) notified Wells Fargo Securities, LLC, in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors for the purchase of Shares and Warrants. The Company may not enter into any Agreements after the Subscription Date.

2.3 The obligations of each Investor under any Agreement are several and not joint with the obligations of any Other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below) and the Warrant, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

3. Delivery of the Shares and Warrants at Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur (the “Closing Date”) on November 8, 2004, at the offices of the Company’s counsel. At the Closing, the Company shall deliver to the Investor a Warrant representing the number of Warrant Shares and one or more stock certificates representing the number of Shares, in each case as is set forth in Section 3 of the Stock and Warrant Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock and Warrant Purchase Agreement, in the name of a nominee designated by the Investor.

The Company’s obligation to issue the Shares and the Warrant to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and the Warrant being purchased hereunder as set forth in Section 3 of the Stock and Warrant Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Shares and the Warrant shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of at least 6,000,000 Shares and Warrants for the purchase of at least 3,000,000 Warrant Shares (50% warrant coverage), (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and (c) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company’s counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the sale of the Shares and Warrants.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof (the “Exchange Act Documents”) and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares and the Warrant being purchased by the Investor hereunder and the Warrant Shares issuable pursuant to the Warrant will, upon issuance and payment therefor pursuant to the terms hereof and thereof, be duly authorized, validly issued, fully-paid and nonassessable.

4.3 Non-Contravention. The execution and delivery of the Agreements and the Warrants, the issuance and sale of the Shares and the Warrants under the Agreements and the Warrant Shares under the Warrant, the fulfillment of the terms of the Agreements and the Warrants and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any agreement or other instrument filed or incorporated by reference as an exhibit to any of the Exchange Act Documents (the “Exchange Act Exhibits”), (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any Exchange Act Exhibit. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the Warrants, and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, and the valid issuance of the Warrant Shares under the Warrant, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4 Capitalization. The capitalization of the Company as of June 30, 2004 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The Shares and the Warrants to be sold pursuant to the Agreements, and the Warrant Shares to be issued pursuant to the Warrants, have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares, the Warrants or the Warrant Shares or the issuance and sale thereof, other than as provided in the Agreements. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares, the Warrants and the Warrant Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents. There are no disagreements of any kind presently existing between the accountants formerly or presently employed by the Company.

4.6 No Violations. Neither the Company nor any Subsidiary is (i) in violation of its charter, bylaws, or other organizational document, (ii) in violation of any law, administrative regulation,

ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (iii) in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any Exchange Act Exhibit, which would be reasonably likely to have a Material Adverse Effect.

4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13, and 4.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

4.8 Intellectual Property. Except as specifically disclosed in the Exchange Act Documents (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, “Intellectual Property”) described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) to the knowledge of the Company, neither the Company nor any of its Subsidiaries is infringing, or has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect.

4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the “SEC”) on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

4.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since June 30, 2004, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

4.11 Disclosure. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements and the Warrants, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, the Company confirms that neither it nor any person acting on its behalf has provided the Investors with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in the securities of the Company.

4.12 NASDAQ Compliance. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. (“NASD”) is currently contemplating terminating such registration or listing.

4.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. Pursuant to General Instruction I.B.3 of Form S-3, the Company is eligible to use Form S-3 to register the Shares and Warrant Shares to be offered for the account of the Investors. The following documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

(a) Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Forms 8-K filed on February 11, 2004, April 15, 2004 and May 5, 2004, and Proxy Statement on Schedule 14A filed on April 6, 2004; and

(b) all other documents, if any, filed by the Company with the SEC during the one-year period preceding the date of this Agreement pursuant to the reporting requirements of the Exchange Act.

4.14 Listing. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares, the Warrant and the Warrant Shares, and the listing of the Shares and Warrant Shares on the Nasdaq National Market.

4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

4.16 Company not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Shares and the Warrants and the Warrant Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.17 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.18 Accountants. To the Company’s knowledge, Ernst & Young LLP, who the Company expects will consent to the incorporation by reference of its report dated January 22, 2004 with respect to the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are and, during the periods covered by their reports, were independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

4.19 Contracts. The contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

4.20 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

4.21 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares and the Warrants to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with. Upon the issuance of the Warrant Shares pursuant to the Warrant all stock transfer or other taxes (other than income taxes) which are required to be paid in connection therewith will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.22 Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Shares and the Warrants hereunder is and, upon exercise of the Warrants, the issuance of the Warrant Shares will be exempt from registration under the Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Shares and the Warrants other than the documents of which this Agreement is a part or the Exchange Act Documents. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares and the Warrants as contemplated by this Agreement, or the issuance of the Warrant Shares pursuant to the Warrant, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 3 or Section 4 of the Securities Act.

4.23 Disclosure Controls and Procedures. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the periods in which the Exchange Act Documents have been prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the applicable Exchange Act Documents their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such Exchange Act Documents based on such evaluation; and (c) since the last evaluation date referred to in (b) above, there have been no material changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

4.24 Transactions With Affiliates. Except as disclosed in the Exchange Act Documents, none of the current officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrant; (ii) the Investor is acquiring the Warrant to purchase the number of Warrant Shares and the number of Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, Warrant or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrant or Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and, unless otherwise disclosed to the Company in writing prior to the Closing Date, will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information which is required to be disclosed in the Registration Statement until such time as the Investor has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares, Warrant or Warrant Shares for any period of time. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, Warrant or Warrant Shares or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares, the Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 The Investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), and the Investor acknowledges that the certificates evidencing the Shares and Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

5.5 Between the time the Investor learned about the Offering and the public announcement of the Offering, the Investor has not engaged in any short sales or similar transactions with respect to the Common Stock, nor has the Investor, directly or indirectly, caused any person to engage in any short sales or similar transactions with respect to the Common Stock. Without limiting the foregoing, the Investor will not use any of the Shares or the Warrant acquired pursuant to this Agreement, or the Warrant Shares acquired pursuant to the Warrant, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

5.7 The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 5 and 16(a) of this Agreement, or in the Investor Questionnaire.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor .

7. Registration of the Shares; Compliance with the Securities Act; Participation Rights.

7.1 Registration Procedures and Other Matters. The Company shall:

(a) subject to receipt of necessary information from the Investors, as set forth in the Selling Stockholder Notice and Questionnaire attached as Exhibit C hereto, after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 10 days after the first business day following the Closing Date, a registration statement on Form S-3 (the “Registration Statement”) to enable the resale of the Shares and the Warrant Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

(b) subject to receipt of necessary information from the Investors, as set forth in the Selling Stockholder Notice and Questionnaire attached as Exhibit C hereto, after prompt request from the Company to the Investors to provide such information, use its best efforts to cause the Registration Statement to become effective within 60 days after the Registration Statement is filed by the Company such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 60-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement;

(c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the “Prospectus”) as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Shares purchased hereunder and Warrant Shares purchased under the Warrant, the earlier of (i) two years after the Closing Date, (ii) the date on which the Investor may sell all Shares and Warrant Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in this Offering and Warrant Shares issuable pursuant to the Warrant have been sold pursuant to a registration statement;

(d) furnish to the Investor with respect to the Shares and Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 (other than underwriting discounts or commissions, brokers’ fees and similar selling expenses, and any other fees or expenses incurred by the Investor, including attorneys’ fees) and the registration of the Shares and Warrant Shares pursuant to the Registration Statement; and

(g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares and the Warrant Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares and the Warrant Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors. The Investor acknowledges and agrees that the Company shall not be regarded to have breached its “best efforts” obligation under Section 7.1(b) if, owing to a review of the Registration Statement by the SEC staff, the Registration Statement does not become effective within 60 days after the Registration Statement is filed with the SEC, provided that following receipt of notice of such review, the Company shall have used its best efforts to cause the Registration Statement to become effective at the earliest practicable date.

The Company understands that the Investor disclaims being an underwriter, but if the SEC deems the Investor to be an underwriter, the Company shall not be relieved of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

Within five business days of the effectiveness date of the Registration Statement, the Company shall cause its counsel to issue a blanket opinion to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by an Investor and confirmation by such Investor that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn.

7.2 Transfer of Shares and Warrant Shares After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i) as the Investor may reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares and Warrant Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

(d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Company shall be limited to effecting Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors, upon the written opinion of counsel of the Company, the sale of Shares and Warrant Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

(e) Provided that a Suspension is not then in effect, the Investor may sell Shares and Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares. Upon receipt of a reasonable request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

(f) In the event of a sale of Shares or Warrant Shares by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares and Warrant Shares may be properly transferred.

7.3 Indemnification. For the purpose of this Section 7.3:

(i) the term “Selling Stockholder” means the Investor and any affiliate of such Investor;

(ii) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(iii) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable to a Selling Stockholder in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire) or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

(b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any by Investor failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares and Warrant Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Investor’s aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the net amount received by the Investor from the sale of the Shares and Warrant Shares.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Shareholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares and Warrant Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its Investor sale of Shares and Warrant Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

(e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares and Warrant Shares owned by the Investor, the Company will furnish to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

(b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Principal Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and Warrant Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

7.6 Legend; Restrictions on Transfer. The certificate or certificates for the Shares and Warrant Shares (and any securities issued in respect of or exchange for the Shares or Warrant Shares) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH; PROVIDED THAT SUCH OPINION OF COUNSEL SHALL NOT BE REQUIRED IN CONNECTION WITH A PLEDGE OF THESE SECURITIES PURSUANT TO A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES, IN EACH CASE, IN COMPLIANCE WITH THE ACT.

7.7 Default Fees. The Company hereby agrees to pay a fee (“Default Fee”) to the Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 10 days following the first business day after the Closing Date in accordance with Section 7.1(a) (such an event, a “Filing Default”); (b) if the Registration Statement is not declared effective by the SEC on or prior to 60 days after the Closing Date in the event the SEC does not undertake a review of the Registration Statement, or 90 days after the Closing Date in the event of an SEC review (either such event, an “Effectiveness Default”); or (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to the Investor for any continuous period that exceeds 30 days or for one or more period that exceeds in the aggregate 60 days in any 12-month period (such an event, a “Suspension Default” and together with a Filing Default and an Effectiveness Default, a “Registration Default”). In the event of a Registration Default, the Company shall pay the Default Fee to the Investor, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by the Investor pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Default Fees pursuant to this Section 7.7 exceed 9% of the aggregate purchase price paid by the Investor. The Company shall pay the Default Fee as follows: (i) in connection with a Filing Default, on the 31st day after the Closing Date, and each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 61st day after the Closing Date in the event the SEC does not undertake a review of the Registration Statement, or on the 91st day after the Closing Date in the event of an SEC review, and, in either case, each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Suspension Default, on either (x) the 31st consecutive day of any Suspension or (y) the 61st day (in the aggregate) of any Suspensions in any 12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 7.2. Notwithstanding the foregoing, all periods shall be tolled in the event of any delays directly caused by the action or inaction of an Investor to return a completed Selling Stockholder Notice and Questionnaire in substantially the form of Exhibit C attached hereto, and the Company shall have no liability to any Investor in respect of any such delay. The Default Fees payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default. Notwithstanding the foregoing, the Investor shall be entitled to specific performance and any other remedies at law or in equity in the event the Company fails to comply with the provisions of Section 7.1 or 7.2.

7.8 Right of First Refusal.

(a) Right of First Refusal. The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, in a transaction not involving a public offering, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, preferred shares, (iii) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell such securities (the “Offered Securities”) to the

Investor as follows: The Investor shall have the right to purchase that portion of the Offered Securities as the number of shares of Common Stock then held (including shares then issuable upon the exercise or conversion of outstanding securities) by the Investor bears to the total number of shares of issued and outstanding Common Stock of the Company calculated on a fully diluted basis to include (i) the total number of shares of Common Stock subject to outstanding awards granted under stock plans of the Company and (ii) the total number of shares that could be issued upon the exercise or conversion of outstanding securities (“Pro Rata Portion”), at a price and on such other terms as shall have been specified by the Company in writing delivered to the Investor (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of seven (7) days from receipt of the Offer.

(b) Notice of Acceptance. Notice of the Investor’s intention to accept, in whole or in part, any Offer made shall be evidenced by a writing signed by the Investor and delivered to the Company prior to the end of the 7-day period of such Offer, setting forth such of the Investor’s Pro Rata Portion as the Investor elects to purchase (the “Notice of Acceptance”).

(c) Conditions to Acceptances and Purchase.

(i) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not given by the Investors in respect of all the Offered Securities, the Company shall have ninety (90) days from the expiration of the period set forth above to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Offer.

(ii) Reduction in Amount of Offered Securities. In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified above), then the Investor may, at its sole option and in its sole discretion, reduce the number of, or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Investor elected to purchase pursuant to (b) above multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities the Company proposed to sell in its writing delivered pursuant to Section 7.8(a) above. In the event that the Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Investor in accordance with (a) above.

(iii) Closing. Upon the closing, which shall include full payment to the Company, of the sale to such other person or persons of all or less than all the Refused Securities, the Investor shall purchase from the Company, and the Company shall sell to the Investor, the number of Offered Securities specified in the Notice of Acceptance, as reduced pursuant to Section 7.8(b) above if the Investor has so elected, upon the terms and conditions specified in the Offer. The purchase by the Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company and the Investor and their respective counsel.

(d) Further Sale. In each case, any Offered Securities not purchased by the Investor or other person or persons in accordance with Section 7.8(c)(iii) above may not be sold or otherwise disposed of until they are again offered to the Investor under the procedures specified in Section 7.8(c)(i)-(iii) above.

(e) Exceptions. The rights of the Investor under this Section 7.8 shall not apply to: (i) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock; (ii) any capital stock or derivative thereof granted to an employee, director or consultant under a Company stock or stock option plan; (iii) any securities issued as consideration for the acquisition of another entity by the Company by merger or share exchange (whereby the Company owns no less than 51% of the voting power of the surviving entity) or purchase of substantially all of such entity’s stock or assets; (iv) any securities issued in connection with a strategic partnership, joint venture or other similar agreement, provided that the purpose of such arrangement is not primarily the raising of capital; (v) any securities issued to a financial institution in connection with a bank loan or lease with such financial institution; and (vi) securities issuable upon the exercise or conversion of securities outstanding on the Closing Date.

(f) Termination of Right. The Right of First Refusal set forth in this Section 7.8 shall survive for a period of one year following the Closing Date.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Insmed Incorporated

4851 Lake Brook Drive

Glenn Allen, Virginia 23060

Attn: Kevin P. Tully, CGA

Phone: (804) 565-3000

Fax: (804) 565-3500

(b)	with a copy to:

Testa, Hurwitz & Thibeault, LLP

125 High Street

Boston, Massachusetts 02110

Attn: Mitchell S. Bloom, Esq.

Phone: (617) 310-7000

Fax: (617) 248-7100

(c)	if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may be modified, amended or waived only pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Virginia, without giving effect to the principles of conflicts of law.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

14. Entire Agreement. This Agreement and the Warrants constitute the entire agreement between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the Warrants and the resale registration of the Shares and Warrant Shares.

15. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder or Warrant Shares purchased under the Warrants made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

16. Confidential Information.

(a) The Investor covenants that it will maintain in confidence the existence of the transactions contemplated herein until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

(b) The Company shall on the Closing Date issue a press release, and within one business day following the Closing Date, file with the SEC a Form 8-K (which shall include as exhibits this Agreement and the form of the Warrant), in each case, disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares and Warrants sold and proceeds therefrom). The Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the SEC or any regulatory agency or the Nasdaq (other than the filing of the Agreements with the SEC pursuant to the Exchange Act), without the prior written consent of the Investor, except to the extent such disclosure is required by law or Nasdaq regulations.

17. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

18. Acknowledgement of Counsel. Each of the Company and the Investor understands and acknowledges that, pursuant to a waiver agreement between the Company and Wells Fargo Securities LLC, Testa, Hurwitz & Thibeault, LLP represents the Company and Wells Fargo Securities LLC, as placement agent, in connection with the Offering. Testa, Hurwitz & Thibeault, LLP does not represent the Investors and each Investor should consult its own legal and tax advisors in connection therewith.

Insmed Incorporated

INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Insmed Incorporated

4851 Lake Brook Drive

Glenn Allen, Virginia 23060

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.01 per share (the “Common Stock”), of Insmed Incorporated, together with warrants to purchase shares of Common Stock (collectively, the “Securities”). The Securities are being offered and sold by Insmed Incorporated (the “Corporation”) without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.	BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (            )

Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (            )

If an individual:

Age:                                           Citizenship:                                           Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
State of formation:	Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one):              Residence Address              Business Address

Current ownership of securities of the Corporation:

                     shares of common stock, par value $0.01 per share (the “Common Stock”)

options to purchase                      shares of Common Stock

B.	STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

☐ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

☐ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

☐ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

☐ (4) a natural person whose individual net worth1, or joint net worth1 with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

[1]	As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

☐ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

☐ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.	REPRESENTATIONS

The undersigned hereby represents and warrants to the Corporation as follows:

1.	Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.	The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3.	There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.	The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock and Warrant Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock and Warrant Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5.	The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Exchange Act Documents.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this      day of             , 2004, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

[Company Letterhead]

                    , 200

Re:	Insmed Incorporated; Registration Statement on Form S-3

Dear Selling Shareholder:

Enclosed please find five (5) copies of a prospectus dated                             ,      (the “Prospectus”) for your use in reselling your shares of common stock, $0.01 par value (the “Shares”), of Insmed Incorporated (the “Company”), under the Company’s Registration Statement on Form S-3 (Registration No. 333-          ) (the “Registration Statement”), which has been declared effective by the Securities and Exchange Commission. As a selling shareholder under the Registration Statement, you have an obligation to deliver a copy of the Prospectus to each purchaser of your Shares, either directly or through the broker-dealer who executes the sale of your Shares.

The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock and Warrant Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, Wachovia Bank, N.A. (“WB”) (1) your restricted stock certificate(s) representing the Shares, and (2) instructions for transfer of the Shares sold, and deliver to WB and the Company a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the “Representation Letter”). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption “Plan of Distribution” in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. You should consult with your own legal advisor(s) on an ongoing basis to ensure your compliance with the relevant securities laws and regulations.

In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Shares by you, including the number of Shares being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the prospectus in order to update the information set forth under the caption “Plan of Distribution” in the Prospectus.

Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at Insmed Incorporated, 4851 Lake Brook Drive, Glenn Allen, Virginia 23060. Thank you.

Sincerely,

Exhibit A

CERTIFICATE OF SUBSEQUENT SALE

Wachovia Bank, N.A.

1525 West W. T. Harris Blvd.

3C3 Charlotte, NC 28262-1153

RE:	Sale of Shares of Common Stock of Insmed Incorporated (the “Company”) pursuant to the Company’s Prospectus dated , (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate. Notwithstanding the foregoing, in the event that the undersigned executes and delivers to you and to the Company the certification set forth on Appendix I, upon instructions from the Company, you should return to the undersigned a newly issued certificate for such excess shares of Common Stock in the name of the Record Holder without any restrictive legend.

Very truly yours,

Dated:	By:

Print Name:

Title:

cc:	Insmed Incorporated

4851 Lake Brook Drive

Glenn Allen, Virginia 23060

Attn: Principal Financial Officer

Appendix I

In connection with any excess shares to be returned to the Selling Stockholder upon a sale of shares of Common Stock of Insmed Incorporated (the “Company “) included in the table of Selling Shareholders in the Prospectus, the undersigned hereby certifies to the Company and a Wachovia Bank, N.A., that:

1.	In connection with the sale by the undersigned stockholder of any of the shares of Common Stock, the undersigned stockholder will deliver a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned stockholder’s broker-dealer in compliance with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.

2.	Any such sale will be made only in the manner described under “Plan of Distribution” in the Prospectus.

3.	The undersigned stockholder will only sell the shares of Common Stock while the Registration Statement is effective, unless another exemption from registration is available.

4.	The Company and its attorneys may rely on this letter to the same extent as if it were addressed to them.

5.	The undersigned stockholder agrees to notify you immediately of any development or occurrence which to his, her or its knowledge would render any of the foregoing representations and agreements inaccurate.

All terms not defined herein are as defined in the Stock and Warrant Purchase Agreement, among the undersigned and the Company, dated November     , 2004.

Very truly yours,

Dated:	By:

Print Name:

Title:

Exhibit B

WARRANT

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

WARRANT

TO PURCHASE COMMON STOCK

OF

INSMED INCORPORATED

(void after November 5, 2009)

No. W-

THIS CERTIFIES THAT, for value received,                                                       or registered assigns (the “Holder”), from and after the Commencement Date (as defined below), and subject to the terms and conditions herein set forth, is entitled to purchase from Insmed Incorporated, a Virginia corporation (the “Company”), at any time before 5:00 p.m. New York City time on November 5, 2009 (the “Termination Date”),                                                   shares (the “Warrant Shares”) of the Company’s common stock, $.01 par value per share (the “Common Stock”), at a price per share equal to the Warrant Price (as defined below) upon exercise of this Warrant pursuant to Section 5 hereof. The number of Warrant Shares is subject to adjustment under Section 2.

1. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

(a) “Commencement Date” means May 5, 2005.

(b) “Issuance Date” means November 5, 2004.

(c) “Offering Warrants” shall have the meaning ascribed to the term in Section 8.

(d) “Person” means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

(e) “Purchase Agreement” means that certain Stock and Warrant Purchase Agreement dated as of November 5, 2004 between the Company and the initial Holder of this Warrant.

(f) “Warrant Price” means $2.00 per share subject to adjustment under Section 2.

2. Adjustments and Notices. The Warrant Price and/or the Warrant Shares shall be subject to adjustment from time to time in accordance with this Section 2. The Warrant Price and/or the Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Issuance Date.

(a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased. In case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such combination shall be proportionately decreased. In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of the Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 2(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c) Reorganization, Merger etc. In case of any merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, or sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised portion of this Warrant, and in lieu of the Warrant Shares theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property that would have been receivable upon such reorganization, merger or sale by the Holder with respect to the Warrant Shares if this Warrant had been exercised immediately before the consummation of such transaction. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The provisions of this subparagraph (c) shall similarly apply to successive transactions of the type described in this subparagraph (c).

(d) Adjustment for Issuance of Shares of Common Stock Below Warrant Price. If the Company shall issue, or be deemed to issue (as provided below), any additional shares of Common Stock other than Excluded Stock, as defined below (“Additional Shares of Common Stock”) for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such Additional Shares of Common Stock (excluding subdivisions, stock dividends, combinations, reclassifications and reorganizations which are covered in Sections 2(a), 2(b) and 2(c) above), the Warrant Price shall be reduced concurrent with each such issuance to a price calculated as follows:

Adjusted Warrant Price =	(Outstanding Stock x Warrant Price) + Additional Stock Consideration
Outstanding Stock + No. of Additional Shares of Common Stock

provided, however, that notwithstanding any provision herein to the contrary, including this Section 2(d), under no circumstances shall the Adjusted Warrant Price be less than $1.70.

As used herein:

“Additional Stock Consideration” means the consideration received by the Company upon the issuance of the Additional Shares of Common Stock.

“Convertible Securities” means any evidence of indebtedness, shares or securities, in each case convertible into or exchange for Additional Shares of Common Stock.

“Excluded Stock” means (a) securities issued, or deemed issued (as provided below), to directors, officers, employees or consultants of the Company or a subsidiary of the Company in connection with their service as directors of the Company or a subsidiary of the Company, their employment by the Company or a subsidiary of the Company or their retention as consultants by the Company or a subsidiary of the Company under the Company’s 2000 Stock Purchase Plan and 2000 Stock Incentive Plan; (b) shares of Common Stock issuable upon exercise of warrants outstanding as of the date hereof; (c) shares of Common Stock issued, or deemed issued (as provided below), pursuant to a merger, consolidation or stock or asset acquisition approved by the Company’s Board of Directors; (d) the issuance, or deemed issuance, of securities of the Company for any purpose and in any amount as approved by the holders of Offering Warrants exercisable for a majority of the Warrant Shares issuable upon exercise of the then outstanding Offering Warrants; (e) shares issued, or deemed issued, to persons or entities with which the Company has business relationships, provided such issuances are for other than primary equity financing purposes and provided that, at the time of such issuance, the aggregate of such issuance and similar issuances in the preceding twelve-month period does not exceed 2% of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities); and (f) shares issued, or deemed issued, pursuant to any equipment leasing arrangement or debt financing from a bank or similar institution approved by the Board of Directors; provided such financing is primarily for non-equity purposes.

“No. of Additional Shares of Common Stock” means the number of units of Additional Shares of Common Stock issued in connection with the issuance of the same.

“Options” means rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

“Outstanding Stock” means the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable upon conversion or exercise of outstanding Convertible Securities (including this Warrant, all other warrants and any Options) immediately prior to the issuance of the Additional Shares of Common Stock; provided that the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

No adjustment in the Warrant Price need be made if such adjustment would result in a change in the Warrant Price of less than $0.01. Any such adjustment which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Warrant Price. No adjustment in the Warrant Price of this Warrant shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for such Additional Shares of Common Stock issued or deemed to be issued (as provided below) by the Company is less than the Warrant Price then in effect on the date of, and immediately prior to, such issue, for this Warrant.

For purposes of making any adjustment required under this Section 2(d), the consideration received by the Company for any issue or sale of securities shall (a) to the extent that it consists of cash be computed as the amount of cash received by the Company without deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale, (b) to the extent that it consists of property other than cash, be computed at the fair market value of that property as determined in good faith by the Board of Directors, and (c) if Additional Shares of Common Stock,

Convertible Securities or right or Options are issued or sold together with other securities or other assets of the Company for a consideration which covers both, be computed (as provided in clauses (a) and (b) above) as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or Options.

If the holders of a majority-in-interest of the warrants issued pursuant to the Purchase Agreement shall, in good faith, disagree with any determination made by the Board of Directors of the Company of the fair market value of any property (including without limitation any securities other than shares of Common Stock) pursuant to the warrants issued pursuant to the Purchase Agreement (such holders hereinafter referred to as the “Requesting Holders”), and such disagreement is in respect of property valued by the Board of Directors of the Company at more than $500,000, then the Requesting Holders may by written notice to the Company (an “Appraisal Notice”), given within 15 days after notice to the holders of the warrants issued pursuant to the Purchase Agreement following such determination, elect to contest such determination; provided, however, that the holders of the warrants issued pursuant to the Purchase Agreement may not seek appraisal or any determination of fair market value to the extent that the Company has received a fairness opinion or other appraisal from an independent appraiser selected by the Board of Directors of the Company in connection with the transaction giving rise to such determination. Within 15 days after an Appraisal Notice, the Company shall engage an Appraiser (as defined below) to make an independent determination of such fair market value (the “Appraiser’s Determination”), and to deliver to the Company and the holder of this Warrant a report describing its methodology and results in reasonable detail within 15 days of such engagement. The Company and the holder of this Warrant shall be afforded reasonable opportunities to discuss the appraisal with the Appraiser. The Appraiser’s Determination shall be final and binding on the Company and the holder of this Warrant, absent manifest error. The costs of conducting an appraisal, including all fees and expenses of the Appraiser, shall be borne one half by the Requesting Holders (among the Requesting Holders, pro rata according to the number of shares issuable upon exercise of outstanding warrants issued under the Purchase Agreement that are held by the Requesting Holders) and one half by the Company. “Appraiser” means an independent appraiser chosen by the Board of Directors of the Company with the consent of the Requesting Holder with the greatest number of Shares issuable upon exercise of the warrants issued pursuant to the Purchase Agreement, which consent shall not be unreasonably withheld or delayed.

For purposes of the adjustment required under this Section 2(d), if at any time or from time to time after the Issuance Date, the Company issues or sells any Options or Convertible Securities, then in each case the Company shall be deemed to have issued at the time of the issuance of such Options or Convertible Securities the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating thereto, giving effect to any provision contained therein for a subsequent upward adjustment of such number other than any provision requiring antidilution adjustments (based on price, recapitalizations, mergers, reorganizations or otherwise), which such antidilution provisions shall only result in upward adjustments upon the triggering of such antidilution adjustment) issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares of Common Stock an amount equal to the total amount of consideration, if any, received by the Company for the issuance of such Options or Convertible Securities plus, in the case of such Options, the minimum amounts of consideration, if any (as set forth in the instruments relating thereto, giving effect to any provision contained therein for a subsequent downward adjustment of such consideration), payable to the Company upon the exercise of such Options and, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company upon the subsequent conversion of any such Convertible Security (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities). No further adjustment of the Warrant Price, adjusted upon the issuance of such Options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such Options or the conversion of any such Convertible Securities. If any such Options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Warrant Price adjusted upon the issuance of such Options or Convertible Securities or upon the triggering of any antidilution adjustments (based on price, recapitilization, mergers reorganizations or otherwise) thereunder shall be readjusted to the Warrant Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold for the consideration received by the Company for the granting of all such Options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Warrant Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be increased to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Principal Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(f) No Impairment. The Company shall not, by amendment of its charter, by-laws or other organizational documents, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 2 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 2 against impairment.

(g) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

3. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

4. Reservation of Stock. The Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issuable upon the exercise of this Warrant.

5. Exercise of Warrant.

(a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time from and after the Commencement Time and prior to the termination of this Warrant, at the election of the Holder hereof (with the notice of exercise substantially in the form attached hereto as Attachment 1 duly completed and executed), by (a) the surrender of this Warrant at the principal office of the Company and the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased or (b) exercise of the “Net Exercise” right provided for in Section 5(b) below. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise.

(b) In lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election substantially in the form attached hereto as Attachment 1 duly completed and executed (a “Net Exercise”). The Company shall issue to a Holder who Net Exercises a number of Warrant Shares computed using the following formula:

Y (A - B)
X =	A

Where
X =	The number of Warrant Shares to be issued to the Holder.

Y =	The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A =	The fair market value of one (1) Warrant Share (at the date of such calculation).

B =	The Warrant Price (as adjusted to the date of such calculation).

For purposes of this Section 5, the fair market value of a Warrant Share shall mean:

(i)	If traded on a securities exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange or market over the five trading days immediately prior to the Determination Date;

(ii)	If traded on the Nasdaq Stock Market (other than the Nasdaq National Market or Nasdaq SmallCap Market) or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the Determination Date; and

(iii)	If there is no public market for the Common Stock, the fair market value shall be the price per Warrant Share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued Warrant Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

In the event that this Warrant is exercised pursuant to this Section 5 in connection with the consummation of the Company’s sale of its Common Stock or other securities pursuant to a registration statement under the Securities Act of 1933, as amended (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a

Rule 145 transaction) (a “Public Offering”), the fair market value per Warrant Share shall be the per share offering price to the public of the Public Offering.

(c) The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 5(a) or (b) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 5(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 5(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall within three trading days confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

6. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided that the transferor provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act.

7. Legends. Upon issuance, the certificate or certificates evidencing any Warrant Shares shall bear legends as set forth in the Purchase Agreement.

8. Purchase Agreement. This Warrant is one of a number of warrants (the “Offering Warrants”) issued pursuant to the Purchase Agreement, and the Warrant Shares shall be entitled to the rights conferred thereon under the Purchase Agreement, including without limitation the registration rights provided in Section 7 thereof.

9. Termination. This Warrant shall terminate at 5:00 p.m. New York City time on the Termination Date.

10. Miscellaneous. This Warrant shall be governed by the laws of the Commonwealth of Virginia, as such laws are applied to contracts to be entered into and performed entirely in Virginia by Virginia residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and (a) holders of Offering Warrants exercisable for a majority of the Warrant Shares issuable upon exercise of the then outstanding Offering Warrants, provided that such change or waiver does not adversely affect the Holder without adversely affecting all holders of Offering Warrants in a similar manner or (b) the Holder. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

ISSUED: November 5, 2004

INSMED INCORPORATED

By:

Name:

Title:

Attachment 1

NOTICE OF EXERCISE

TO:	INSMED INCORPORATED

1.	The undersigned hereby:

❑	elects to purchase shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

❑	elects to exercise its net issuance rights pursuant to Section 5(b) of the attached Warrant with respect to shares of Common Stock.

2.	Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________
(Name in which certificate(s) are to be issued)

_______________________________
(Address)

___________________________________________
(Name of Warrant Holder)

By:________________________________________

Title:_______________________________________

Date signed:_________________________________

Exhibit C

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

_______________________________________

Name of Selling Stockholder (please print)

INSMED INCORPORATED

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to all persons or entities (the “Investors”) electing to include shares of Common Stock (“Insmed Common Stock”) of Insmed Incorporated. (“Insmed”) held by them or issuable in connection with a warrant. This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-3 (the “Form S-3”) being prepared by Insmed for filing with the United States Securities and Exchange Commission (the “SEC”) by each of the Investors who wishes to sell Insmed Common Stock pursuant to the Form S-3. We must receive a completed Questionnaire from each stockholder in order to include such stockholder’s shares of Insmed Common Stock for registration on the Form S-3.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Form S-3 can result in potential liabilities, both civil and criminal, to Insmed and to the individuals who furnish the information.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by facsimile and overnight courier as soon as possible.

Testa, Hurwitz & Thibeault, LLP

125 High Street

Boston, Massachusetts 02110

Attn: Daniel Lavon-Krein

Facsimile Number: 617-790-0060

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact Daniel Lavon-Krein at 617-310-8674.

PART I - STOCK OWNERSHIP

Item 1. Beneficial Ownership.

a. Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned
Total Shares:	__________________________________

Of such shares:

Shares as to which you have sole voting power:	__________________________________

Shares as to which you have shared voting power:	__________________________________

Shares as to which you have sole investment power:	__________________________________

Shares as to which you have shared investment power:	__________________________________

Please state the number of shares owned by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”[1]:

Total Shares:	__________________________________

Of such shares:

Shares as to which you have sole voting power:	__________________________________

Shares as to which you have shared voting power:	__________________________________

Shares as to which you have sole investment power:	__________________________________

Shares as to which you have shared investment power:	__________________________________

Shares which you will have a right to acquire before [ ], through the exercise of options, warrants or otherwise:	__________________________________

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the

Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed.

Answer:

If so, please describe.

b. Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c. Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2. Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Item 3. Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4. Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

PART II - CERTAIN TRANSACTIONS

Item 6. Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2000, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $60,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.

Answer:

Item 7. Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

PART III – PLAN OF DISTRIBUTION

The shares of common stock offered hereby may be sold from time to time by the selling stockholders for their own accounts. Insmed will receive none of the proceeds from this offering. Insmed will bear substantially all costs and expenses incident to the offering and sale of the shares to the public, including legal fees and disbursements of counsel, “blue sky” expenses, accounting fees and filing fees, but excluding any brokerage commissions, discounts or similar charges.

Resale of the shares by the selling stockholders are not subject to any underwriting agreement. The shares of common stock covered by this prospectus may be sold by the selling stockholders or by their permitted pledgees, donees, transferees, beneficiaries, distributees or successors-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other non-sale related transfer. In addition, certain of the selling stockholders are corporations or partnerships which may, in the future, distribute their shares to their stockholders or partners, respectively. Those shares may later be sold by those stockholders or partners. The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The shares offered by each selling stockholder may be sold from time to time:

•	at market prices prevailing at the time of sale,

•	at prices relating to such prevailing market prices, or

•	at negotiated prices.

Such sales may be effected in the over-the-counter market, on the Nasdaq National Market, or on any exchange on which the shares may then be listed. Insmed will supply the selling stockholders with reasonable quantities of this prospectus. The shares may be sold by one or more of the following:

•	one or more block trades in which a broker or dealer so engaged will attempt to sell all or a portion of the shares held by the selling stockholders as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	in negotiated transactions; and

•	through other means.

To the extent permitted by law, the selling stockholders may enter into hedging transactions when selling the shares. For example, the selling stockholders may:

•	sell shares short and redeliver such shares to close out their short positions;

•	enter into transactions involving short sales by the brokers or dealers;

•	enter into option or other types of transactions that require the selling stockholders to deliver shares to a broker or dealer, who then resells or transfer the shares under this prospectus; or

•	loan or pledge the shares to a broker or dealer, who may sell the loaned shares or, in the event of default, sell the pledged shares.

There is no assurance that any of the selling stockholders will sell any or all of the shares offered by them.

The selling stockholders may effect sales through customary brokerage channels, either through broker-dealers acting as agents or brokers, or through broker-dealers acting as principals, who may then resell the shares, or at private sales or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The selling stockholders may effect such transactions by selling shares to or through broker-dealers, and such broker-dealers may receive compensation in the form of underwriting discounts, concessions, commissions or fees from the selling stockholders and/or purchasers of the shares for whom such broker-dealers may act as agent or to whom they sell as principal, or both (which compensation to a particular broker-dealer might be in excess of customary commissions). The selling stockholders may further agree to indemnify any broker-dealer or agent against certain liabilities related to the selling of the common stock, including liabilities arising under the Securities Act of 1933. Any broker-dealers that participate with the selling stockholders in the distribution of the shares may be deemed to be underwriters, and any commissions received by them and any profit on the resale of the shares positioned by them might be deemed to be underwriting compensation, within the meaning of the Securities Act of 1933, in connection with such sales. To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

Any shares covered by the prospectus that qualify for resale pursuant to Rule 144 under the Securities Act of 1933, as amended, may be sold under Rule 144 rather than pursuant to this prospectus. In addition to selling the shares of common stock, the selling stockholders may transfer the shares by gift, distribution or other transfer not involving market makers or established trading markets.

I have reviewed the Plan of Distribution set forth above and do not have a present intention of effecting a sale in a manner not described therein.

Agree	Disagree

(If left blank, response will be deemed to be “Agree”.)

SIGNATURE

I understand that Insmed anticipates filing the Form S-3 on or about November     , 2004. If at any time any of the information set forth in my responses to this Questionnaire has changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, I agree immediately to furnish to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, Insmed is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

I understand that the information that I am furnishing to you herein will be used by Insmed in the preparation of its Registration Statement on Form S-3.

Name of Stockholder:

Date: November , 2004	Signature:

Print Name:

Title (if applicable):

Address:

Street

City State Zip Code

Telephone Number

Facsimile Number

FOOTNOTES

1.	Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even through you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.	Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

3.	Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons and daughters-in-law; and your brothers and sisters-in-law.

4.	Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.